EXHIBIT 99.1

                       Certification of ANTs software inc.
           pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB/A (Amendment No. 2)
                      for the quarter ended June 30, 2002
          -------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ANTs software inc., a Delaware corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2002 (the "Form 10-QSB/A") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 13, 2003                 By: /s/ Francis K. Ruotolo
                                           -------------------------------------
                                           Francis K. Ruotolo, Chairman,
                                           Chief Executive Officer and President


Date: February 13, 2003                 By: /s/ Kenneth Ruotolo
                                           -------------------------------------
                                           Kenneth Ruotolo
                                           Chief Financial Officer and Secretary